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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933



                             MICRODYNE CORPORATION
             (Exact name of registrant as specified in its charter)


             MARYLAND                                      52-0856493
   (State or other jurisdiction                          (I.R.S Employer
of incorporation or organization)                       Identification No.)

               3601 Eisenhower Avenue Alexandria, Virginia 22304
              (Address of principal executive offices) (Zip Code)



           MICRODYNE CORPORATION 1991 KEY EMPLOYEE STOCK OPTION PLAN
                            (Full Title of the Plan)


                          William Marshall Ellison, II
                       Assistant Treasurer and Controller
                             Microdyne Corporation
                             3601 Eisenhower Avenue
                           Alexandria, Virginia 22304
                    (Name and address of agent for service)


                                 (703) 739-0500
         (Telephone number, including area code, of agent for service)


                        CALCULATION OF REGISTRATION FEE

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
===================================================================================================================================
                                                                  Proposed maximum         Proposed maximum
       Title of each class of             Amount to be           offering price per       aggregate offering          Amount of
     securities to be registered           registered                 share(1)                   price            registration fee
-----------------------------------------------------------------------------------------------------------------------------------
           Common Stock,                1,000,000 Shares               $6.125                 $6,125,000              $1,856.06
          $0.10 par value
===================================================================================================================================

 (1) Estimated solely for purposes of calculating the Registration fee pursuant to Rule 457(c) and based on the closing price of the common stock as reported on October 9, 1996 on the Nasdaq.

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     The purpose of this Registration Statement is to register 1,000,000 additional shares of common stock, $.10 par value, of Microdyne Corporation issuable pursuant to the Microdyne Corporation 1991 Key Employee Stock Option Plan (the "Plan"). Pursuant to General Instruction E of Form S-8, the Registrant hereby incorporates by reference the contents of its Form S-8 registration statements No. 33-44820 (filed December 27, 1991), No. 33-47709 (filed May 6, 1992) and No. 33-89982 (filed March 3, 1995).





                                    PART II

             INFORMATION NOT REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8. EXHIBITS

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
          Exhibit Number                                              Description
          --------------                                              -----------
                 4                  Microdyne Corporation 1991 Key Employee Stock Option Plan, as amended and restated (filed as Exhibit 4.1 to the Registrant's Registration Statement on
                                    Form S-8 filed May 6, 1992 (No. 33-47709) and incorporated herein by reference.

                 5                  Opinion of McGuire Woods Battle & Boothe, L.L.P. with respect to the legality of the securities being registered.

               23.1                 Consent of McGuire Woods Battle & Boothe, L.L.P. is contained within the opinion of counsel attached as Exhibit 5.

               23.2                 Consent of Grant Thornton, L.L.P.

                24                  Power of Attorney is found on page 3.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alexandria, Commonwealth of Virginia, on this 7th day of October, 1996.

                             MICRODYNE CORPORATION


                     By: \s\ Philip T. Cunningham
                        -----------------------------
                              Philip T. Cunningham
                                 President and
                            Chief Executive Officer

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby appoints Philip T. Cunningham or Christopher M. Maginniss his true and lawful attorney-in-fact to sign on his behalf, as an individual and in the capacity stated below, any amendment or post-effective amendment to this registration statement which said attorney-in-fact may deem appropriate or necessary.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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
 Signature                                  Title                                        Date
 ---------                                  -----                                        ----
 \s\ Philip T. Cunningham                   President, Chief Executive Officer and       October 7, 1996
 --------------------------------           Director (Principal Executive Officer
 Philip T. Cunningham

 \s\ Christian J. Spitz                     Vice President and Chief Financial Officer   October 7, 1996
 -------------------------------------      (Principal Financial Officer)
 Christian J. Spitz

 \s\ William Marshall Ellison, II           Assistant Treasurer and Controller           October 7, 1996
 --------------------------------           (Principal Accounting Officer)
 William Marshall Ellison, II

 \s\ Christopher M. Maginniss               Director                                     October 7, 1996
 -------------------------------
 Christopher M. Maginniss

 \s\ Curtis M. Coward                       Director                                     October 10, 1996
 -----------------------------------
 Curtis M. Coward

 \s\ Gregory W. Fazakerley                  Director                                     October 7, 1996
 ---------------------------------
 Gregory W. Fazakerley

 \s\ Brian Thompson                         Director                                     October 7, 1996
 -------------------------------------
 H. Brian Thompson
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